UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2016
Date of Report (Date of earliest event reported)

VW Win Century Inc.
(Exact name of registrant as specified in its charter)

Illinois	000-55359	80-0961484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W. Wacker Dr., Suite 1320 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 614-1222
Registrant's telephone number, including area code

FlexFridge, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On September 12, 2016, FlexFridge Inc., an Illinois corporation (the "Company") filed Articles of Merger with the Illinois Secretary Of State whereby it entered into a statutory merger with its wholly-owned subsidiary, VW Win Century Inc. pursuant to Illinois Business Corporation Act Section 11.05. The effect of such merger is that the Company was the surviving entity and changed its name to "VW Win Century Inc."
On September 9, 2016, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting that the aforementioned name change be effected in the market. The Company also requested that its ticker symbol be changed to "VWIN".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VW WIN CENTURY INC.

DATE: September 19, 2016

By:/s/ Kathleen Johnston
Name: Kathleen Johnston
Title: Secretary